PURCHASE AGREEMENT

This Agreement is made as of the 26th day of May 2003.

Between:
         ANATOLY MEZHERITSKY, Ph.D., Engineer, and
         M.A. TURBO/ENGINE LTD. a British Columbia company with offices at 1504-1010 Burnaby Street, Vancouver, BC V6E 4L8
         (herein collectively called the "Vendor")
                                                              Of the First Part
And:

         RIVAL TECHNOLOGIES INC., a British Columbia company with offices at #200-100 Park Royal, West Vancouver, BC, Canada V7T 1A2
         (herein called the "Purchaser")
                                                             Of the Second Part

WHEREAS:

The Vendor owns a 100% interest in a continuous water injection technology used to lower emissions and improve fuel efficiency for diesel engines;

The Vendor has agreed to sell and transfer 100% of the technology to the Purchaser, on the terms and conditions hereinafter contained.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of ten dollars ($10) paid to Vendor, plus the representations, warranties, covenants and agreements herein (the receipt and sufficiency of which is hereby acknowledged by each of the parties), the parties agree as follows:


1.     	DEFINITIONS
        -----------

1.1    	"Technology #1" (Automotive Technology) means continuous water injection technique for engines in the automotive, rail transportation and power generation industries (trucks, cars, buses, trains, power plants) excluding the marine industry. This includes all inventions, discoveries, designs, ideas, works, documents, drawings, patents, compilations of information and databases, analyses, experiments, test results, data, data structures, technology, reports, domain names, know-how, formulas, methods, processes, techniques, hardware, software, and documentation therefore, specifications, source code listings, models, products and prototypes relating to reducing non-marine engine emissions and fuel consumption, and includes any modifications or improvements thereto, whether patentable or not, which are conceived, developed, created, generated or reduced to practice by the Vendor.

1.2 "Technology #2" (Marine Technology) means the application of the Technology to marine engines, installed on ferries, boats, merchant vessels and other marine transportation sources.


2.     	PURCHASE AND SALE
        -----------------

2.1 The Vendor hereby agrees to sell, transfer and assign 100% of Technology #1 to the Purchaser at Closing, for the Purchase Price, subject to the terms and conditions of this Agreement. Technology #1 will be transferred free and clear of all encumbrances, save and except the Royalty set forth in section 7 of this Agreement.

2.2 The Vendor hereby agrees to sell, transfer and assign 20% of Technology #2 to the Purchaser at Closing, for the Purchase Price, subject to the terms and conditions of this Agreement.


3.      PURCHASE PRICE
        --------------

3.1 The Purchase Price for Technology #1 shall be the common shares (the "Shares") of the Purchaser, issued in accordance with Schedule "C" hereto at a deemed value of $.001 per share, and subject to the terms and conditions of this Agreement.

3.2 The Purchaser agrees to provide funding for Technology #1 of two hundred and thirty thousand dollars ($230,000) to M.A. Turbo/Engine Ltd., to be funded and used in accordance with Schedules A and B.

3.3 The Purchase Price for Technology #2 shall be the common shares (the "Shares") of the Purchaser, issued in accordance with Schedule "C" hereto at a deemed value of $.001 per share, plus one hundred thousand dollars ($100,000), subject to the terms and conditions of this Agreement.


4.      CLOSING
        -------

4.1 The closing for Technology #1 shall take place on or before June 6, 2003, at which time the Shares will be issued and Technology #1 transferred. The closing documents shall be held in escrow by the Purchaser's counsel until such time as the Purchaser's funding commitment is completed, after which the closing documents will be released to the parties. If the Purchaser is unable to complete its funding commitment on or before December 31, 2004, this portion of the Purchase Agreement is terminated and Technology #1 will be returned to the Vendor and the corresponding portion of Shares to the Purchaser.

4.2 The closing for Technology #2 shall take place on or before March 01, 2004, at which time the Purchaser shall pay the Vendor one hundred thousand dollars ($100,000) and a twenty percent (20%) interest in Technology #2 will transferred to the Purchaser. If for any reason the Purchaser is unable to pay one hundred thousand dollars ($100,000) on or before March 1, 2004, this portion of the Purchase Agreement is terminated and Technology #2 will be returned to the Vendor and the corresponding portion of Shares will be returned to the Purchaser.


5.      OPTION ON TECHNOLOGY #2
        -----------------------

5.1 The Vendor hereby grants to the Purchaser the option to acquire the remaining 80% of Technology #2 (Marine Technology) for the purchase price of five hundred thousand dollars ($500,000). This option may be considered after January 01, 2005. The parties agree that upon exercise of the option, the Marine Technology be transferred to the Purchaser free and clear of all encumbrances.


6.      SPECIAL CONDITIONS.
        -------------------

6.1 Parties agree that after Technology #1 is developed and demonstrated, the Purchaser will enter into a consulting agreement with M.A. Turbo/ Engine Inc., whereby this company will supervise the manufacturing, installation and further research and development of Technology #1.

6.2 If at some stage of the Financing Schedule the Purchaser is unable to continue the funding, those funds advanced to that date by the Purchaser would not be required to be repaid by the Vendor.


7.      ROYALTY
        -------

7.1 The Purchaser shall pay to Anatoly Mezheritsky a royalty equal to seven percent (7%) of gross profit from sales of the Technology #1, payable within thirty (30) days of the end of each calendar quarter. For the purpose of this clause "gross profit" means sales revenue less sales commissions, discounts and cost of goods sold.


8.      REPRESENTATIONS AND WARRANTIES
        ------------------------------

8.1     The Vendor represents and warrants to the Purchaser that:

    a) The Vendor owns 100% of Technology #1 and Technology #2, free and clear of encumbrances;

    b) 	There are no actions, suits, proceedings, judgments or executions pending or threatened against or affecting the Vendor.

    c) M.A. Turbo/Engine Ltd. is duly incorporated, organized and validly subsisting under the laws of the Province of British Columbia;

    d) 	M.A. Turbo/Engine Ltd. has obtained board of director approval and all corporate authorizations for the execution and performance of this Agreement and any agreements referred to or contemplated herein;

    e) 	The execution and delivery of this Agreement and any of the
        agreements referred to or contemplated herein, will not conflict with or result in the breach of any agreement to which the Vendor is a party.

8.2     The Purchaser represents and warrants to Vendor that:

    a) It is duly incorporated, organized and validly subsisting under the laws of the Province of British Columbia;

    b) It has obtained board of director approval and all corporate authorizations for the execution and performance of this Agreement and any agreements referred to or contemplated herein;

    c) The execution and delivery of this Agreement and any of the agreements referred to or contemplated herein, will not conflict with or result in the breach of any agreement to which it is a party, nor violate or result in the breach of the laws of any applicable jurisdiction.

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

9.      COVENANTS
        ---------

9.1 Independent Advice - All parties acknowledge that they have been advised to obtain and have obtained independent legal advice with respect to this Agreement and that they have not relied in any way upon advice or representations relating to this Agreement made by any other party.

9.2 Governing Law - This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia.

9.3 Currency - All dollar amounts in this Agreement and Schedules are in the United States currency.

9.4 Severability - Should any provision in this Agreement be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, such provision may be modified by such court in compliance with the law and, as modified, enforced. All other terms and conditions of this Agreement shall remain in full force and effect and shall be construed as if such illegal, invalid or unenforceable provision had not been contained in this Agreement.

9.5 Compliance with Laws and Regulations - The Vendor and Purchaser will comply with all applicable government laws, regulations and ordinances.

9.6 Arbitration - If any difference or dispute shall arise between any of the parties in respect to any matter in this Agreement, such dispute or matter shall be arbitrated or submitted to arbitration under and pursuant to the Commercial Arbitration Act of British Columbia. The arbitrator shall sit in Vancouver, British Columbia, and shall hear and dispose of the dispute in such manner, as the arbitrator, in his discretion, shall determine. The decision of the Arbitrator shall be rendered in writing with all reasonable speed and shall be final and binding upon such parties involved.

9.7 Schedules - The following schedules are incorporated into this Agreement by reference:

            Schedule A	Development Schedule
            Schedule B	Financial Schedule
            Schedule C 	Share Schedule

9.8 Amendment/Waiver - No amendment or modification of this Agreement shall be in effect unless set forth in writing executed by the parties' authorized representatives. No waiver of any provision of this Agreement shall be effective unless it is set forth in writing which refers to the provisions so waived and the instrument in which provision is contained and is executed by an authorized representative of the party waiving its rights.

9.9 Counterpart Execution - This Agreement may be executed in as many counterparts as may be necessary and each of which so signed will be deemed to be an original and such counterparts together will constitute one and the same instrument and notwithstanding the date of execution will be deemed to bear the date set forth above.


IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

SIGNED AND DELIVERED by                 )
ANATOLY MEZHERITSKY                     )
in the presence of:                     )
                                        )
                                        )
/s/ WITNESS                             )     /s/ Anatoly Mezheritsky
_________________________________       )    ____________________________
Witness	                                     Anatoly Mezheritsky



SIGNED, SEALED AND DELIVERED by         )
M.A. TURBO/ENGINE LTD.                  )
in the presence of:                     )
                                        )
                                        )       c/s
/s/ AUTHORIZED REPRESENTATIVE           )
_________________________________       )
Authorized Representative



SIGNED, SEALED AND DELIVERED by         )
RIVAL TECHNOLOGIES INC.	                )
in the presence of:                     )
                                        )
                                        )        c/s
/s/ PERRY GUGLIELMI                     )
_________________________________       )
Authorized Representative

                                 Schedule A

                             Development Schedule
                             --------------------

PROJECT OBJECTIVES:

Continuous Water Injection technology ready for manufacturing and marketing for diesel truck and bus applications. Milestones of the technology: exhaust gas emissions reduction (NOx reduction up to 30%; PM reduction up to 20%) with simultaneous operational fuel consumption reduction up to 3%.

#    Description of Development Required         Development Time Frame          FundsUS$
-------------------------------------------------------------------------------------------
1.   Design of CWI System for a truck diesel     October 1 - December 31, 2003   $35,000
     engine including evaluation of system
     components
2.   Design of CWI System for a bus diesel       January 1 - February 28, 2004   $15,000
     engine including evaluation of system
     components
3.   Procurement of systems components and       January 10 - February 28, 2004  $35,000
     special measurement equipment
4.   Rent, purchase or lease of a truck          March, 2004                     $15,000
5.   System installation, tuning and
     adjustment                                  April 15 - June 15, 2004        $30,000
6.   In-house System tests                       July 1 - August 30, 2004        $40,000
7.   Road System tests                           October 1 - December 31, 2004   $46,000
8.   Fuel, lubricating oil, etc.                 October, 2004                   $4,000
9.   Final Product Demonstration/Marketing       2005                            $10,000
-------------------------------------------------------------------------------------------
     Total:                                                                      $230,000


Notes:
   1.   CWI installation and test on a bus is subject to an agreement with BC Translink.
        If such an agreement is reached, the Vendor may have to provide additional financing.
   2.   Beginning of the Project is subject to financing by the Purchaser but no later than
        October 1, 2003 (see Schedule B).
   3.   Required funds include labor.
   4.   Project work force consists of two mechanical engineers, one electrical engineer, one emission technician and project manager.


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


                                  Schedule B

                              Financial  Schedule
                              -------------------


#    Description                                 Funds Required US$       Completion Date
-------------------------------------------------------------------------------------------
1.   Design of CWI System for a truck diesel     $35,000                  September 30, 2003
     engine including evaluation of system
     components
2.   Design of CWI System for a bus diesel       $15,000                  November 30, 2003
     engine including evaluation of system
     components
3.   Procurement of systems components and       $35,000                  January 31, 2003
     special measurement equipment
4.   Rent, purchase or lease of a truck	         $15,000                  March 1, 2004
5.   System installation, tuning and             $30,000                  April 15, 2004
     adjustment
6.   In-house System tests                       $40,000                  July 1, 2004
7.   Road System tests                           $46,000                  October 1, 2004
8.   Fuel, lubricating oil, etc.                 $4,000	                  October 1, 2004
9.   Final Product Demonstration/Marketing       $10,000                  December 31, 2004
-------------------------------------------------------------------------------------------
     Total:                                      $230,000



                                Schedule C

                              Share Schedule
                              --------------





1.      Anatoly Mezheritsky
        Technology #1                         2,000,000
        Technology #2                         3,000,000

2.      John Metcalfe                         2,000,000

3.      Alan Farquar                          2,000,000

4.      Drayton Park Capital Corp.            26,000,000
                                              ----------

Total                                         35,000,000






















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